Exhibit 99.(a)(1)(ii)

LETTER OF TRANSMITTAL

TO ACCOMPANY SHARES OF COMMON STOCK

OF

KOREA EQUITY FUND, INC.
TENDERED PURSUANT TO THE OFFER TO PURCHASE
DATED NOVEMBER 17, 2010

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON DECEMBER 17, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for our Offer is:
Computershare Trust Company, N.A.

By First Class Mail:	By Facsimile Transmission:	By Registered, Certified or Express Mail, or Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institutions Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT.  FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS).  DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY.  DELIVERIES TO THE FUND, THE FUND'S TRANSFER AGENT, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

)

DESCRIPTION OF SHARES TENDERED (See instructions 3 and 4) )
Name(s) and Address(es) of Registered Holder(s) (please fill in exactly as name(s) appear(s) on Certificate(s))		Shares Tendered For Certificates Enclosed(1) (Attach Additional Signed List if Necessary
	Certificate Number(s)	Total Number of Shares Evidenced by Certificate(s)	Number of Shares Tendered(2)

Please complete the section “Designation” if you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration. (1)(3)	Total Certificated Shares Tendered:
Total Shares Tendered by Book- Entry: (4)
Total Shares Tendered:

(1)   Need not be completed by shareholders who tender shares by book-entry transfer.
(2)   Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See instruction 4.
(3)   Completion of such section is optional. See Instruction 13.
(4)   If shares that are being tendered are shares held by the transfer agent pursuant to the fund's dividend reinvestment plan, shareholders should so indicate on page 4.

VOLUNTARY CORPORATE ACTION COY: KEF

If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.

Order	Certificate Number
1st
2nd
3rd
4th
5th
6th
7th

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this letter of transmittal only if:

•
You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

•
You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the “book-entry transfer facility”) pursuant to Section 2 of the offer to purchase and you are not using an agent’s message (as defined in instruction 2); or

•	You hold fund shares on deposit directly with Computershare Trust Company, N.A., the fund's transfer agent, and do not have certificates for these shares.

If you want to tender your shares into our offer but (1) your certificates are not immediately available or cannot be delivered to the depositary by the expiration of the offer, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before our offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 2 of the offer to purchase. See instruction 2.

ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[  ]              Check here if any certificate evidencing the shares you are tendering with this letter of transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an affidavit of loss and return it with your letter of transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call Computershare Trust Company, N.A., the fund's transfer agent, at (800) 426-5523 (domestic calls) or (781) 575-2879 (foreign calls) to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See instruction 12.

[  ]              Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):

VOLUNTARY CORPORATE ACTION COY: KEF

Name of Tendering Institution:_____________________________________________________________

Account Number:_______________________________________________________________________

Transaction Code Number:________________________________________________________________

[  ]              Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

Name(s) of Registered Owner(s):___________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:___________________________________________

Name of Institution that Guaranteed Delivery:_________________________________________________

Account Number:________________________________________________________________________

[  ]              Check here if tendered shares are from the Dividend Reinvestment Plan and complete the following:

[ ] Check here to instruct the depositary to tender on behalf of the undersigned ALL the shares credited to the Dividend Reinvestment Plan account of the undersigned

[ ] Check here to instruct the depositary to tender on behalf of the undersigned the following number of shares credited to the Dividend Reinvestment Plan account of the undersigned:_________________

VOLUNTARY CORPORATE ACTION COY: KEF

SPECIAL PAYMENT INSTRUCTIONS
(See instructions 1, 5, 6 and 8)

Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer facility to be credited to an account other than the one designated earlier.

Mail:      [  ]  Check
   [  ]  Certificate to:

Name:___________________________________________________________________
(PLEASE PRINT)

Address:_________________________________________________________________

_______________________________________________________________
(INCLUDE ZIP CODE)

________________________________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[  ]  Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account No.:
_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS
(See instructions 1, 5, 6 and 8)

Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, where such shares and check are to be issued in your name, to be mailed or sent to someone other than you or to you at an address other than the one shown above.

Mail:            [  ]  Check
[  ]  Certificate to:

Name:____________________________________________________________________
(PLEASE PRINT)

Address:__________________________________________________________________

________________________________________________________________
(INCLUDE ZIP CODE)

_________________________________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

We have no obligation, pursuant to the “Special Payment Instructions,” to transfer any certificates for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if we do not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

VOLUNTARY CORPORATE ACTION COY: KEF

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
“IMPORTANT -- SHAREHOLDERS SIGN HERE”

IF YOU WANT TO TENDER YOUR SHARES,
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Computershare Trust Company, N.A.:

The undersigned hereby tenders to Korea Equity Fund, Inc. a Maryland corporation (the “fund”), the above-described shares of common stock of Korea Equity Fund, Inc., par value $0.10 per share, at a price per share equal to 98% of net asset value as of the expiration date of the offer, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated November 17, 2010, receipt of which is hereby acknowledged, and in this letter of transmittal which, together with the offer to purchase each, as amended or supplemented from time to time, together constitute the offer.

Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, the fund, all right, title and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the offer to or upon the order of the fund and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of the fund, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

1.
deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the fund upon receipt by the depositary, as the undersigned’s agent, of the purchase price with respect to the shares;

2.	present certificates for the shares for cancellation and transfer on the fund's books; and

3.
receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to the fund that:

1.
the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, the fund will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

2.
the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned’s acceptance of the terms and conditions of the offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

3.
the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the fund to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

.
4.	the undersigned has read, understands and agrees to all of the terms of the offer.

The undersigned understands that the fund's acceptance of shares tendered pursuant to any one of the procedures described in Section 2 of the offer to purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and the fund upon the terms and subject to the conditions of

VOLUNTARY CORPORATE ACTION COY: KEF

the offer. The undersigned acknowledges that under no circumstances will the fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

The purchase price of the shares will equal 98% of their net asset value (a 2% discount) as of the close of regular trading on the New York Stock Exchange on December 17, 2010, or such later date to which the offer is extended.  All shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the conditions of the offer and proration provisions described in the offer to purchase. If any tendered shares are not accepted for payment pursuant to the terms and conditions of the offer for any reason, such shares will be returned without expense to the shareholder in accordance with Section 4 of the offer to purchase.

The undersigned recognizes that under the circumstances set forth in the offer to purchase, the fund may terminate or amend the offer; may postpone the acceptance for payment of, or the payment for, shares tendered; or may accept for payment fewer than all of the shares tendered.  The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” above.  The undersigned acknowledges that the fund has no obligation, pursuant to the “Special Payment Instructions” box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the fund does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” above.

All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned.  Except as stated in the offer to purchase, this tender is irrevocable.

VOLUNTARY CORPORATE ACTION COY: KEF

IMPORTANT

SHAREHOLDERS SIGN HERE
(PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)

(The registered holder(s) must sign this document exactly as name(s) appear(s) on certificate(s) for shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this letter of transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see instruction 5.)

_______________________________________________________________________________
(Signature of Owner)

Dated:__________________________________________________________________________

Name(s):________________________________________________________________________

Capacity (full title):________________________________________________________________

Address:_________________________________________________________________ _____
 (Include Zip Code)

Daytime Area Code and Telephone Number:____________________________________________

Tax Identification or Social Security Number:___________________________________________
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(See instructions 1 and 5)

Authorized Signature:______________________________________________________________

Name:___________________________________________________________________________
(Please Print)

Title:____________________________________________________________________________

Name of Firm:_____________________________________________________________________

Address:________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number:_____________________________________________________

Dated:__________________________________________________________________________

VOLUNTARY CORPORATE ACTION COY: KEF

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) and Certification	Name: Address:	Individual/sole proprietor ☐ Partnership ☐ Corporation Limited liability company ☐ Enter the tax classification (D = disregarded entity, C = corporation, P = partnership) ______ Other (specify) ☐
Exempt from backup withholding ☐
PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)
Please provide your TIN in the space at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”		SSN: or EIN:
PART II. CERTIFICATION
Under penalties of perjury, I certify that:
(1)   The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2)   I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature  ___________________________________________________________________

Date:  ________________________, 2010

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES

FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9 (“W-9 GUIDELINES”)
FOR ADDITIONAL DETAILS. YOU MUST ALSO COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TIN.

CERTIFICATE OF AWAITING TIN

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a TIN.

__________________________________________________
Signature

__________________________________________________
Name (Please Print                                                                                           Date:  _________________________, 2010

VOLUNTARY CORPORATE ACTION COY: KEF

Form **W-8BEN**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for: — **Instead, use Form:**

- A U.S. citizen or other U.S. person, including a resident alien individual . . . W-9
- A person claiming that income is effectively connected with the conduct of a trade or business in the United States . . . W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) . . . W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) . . . W-8ECI or W-8EXP

Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*

- A person acting as an intermediary . . . W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate. | Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate. | Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

9 **I certify that (check all that apply):**

a ☐ The beneficial owner is a resident of ____________ within the meaning of the income tax treaty between the United States and that country.

b ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article ________ of the treaty identified on line 9a above to claim a ________% rate of withholding on (specify type of income): ____________
Explain the reasons the beneficial owner meets the terms of the treaty article: ____________

____

Part III Notional Principal Contracts

11 ☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is **not** effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, **and**

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ▶ ____________ Signature of beneficial owner (or individual authorized to sign for beneficial owner) ____________ Date (MM-DD-YYYY) ____________ Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 2-2006)

Printed on Recycled Paper

VOLUNTARY CORPORATE ACTION COY: KEF

GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.  The TIN for an individual is the individual’s Social Security number.  Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000.  The TIN for an entity is the entity’s Employer Identification Number.  Employer Identification Numbers have nine digits separated by one hyphen: e.g., 00-0000000.  The table below will help determine the number to give the Payor.

For this type of account:	Give the NAME and SOCIAL SECURITY number of-	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of-
1. An individual account	The individual	6. Disregarded entity not owned by an individual	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.A valid trust, estate or pension trust	The legal entity (4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.Corporation or LLC electing corporate status on Form 8832	The corporation
4.a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.Association, club, religious, charitable, educational or other tax- exempt organization	The organization
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10Partnership or multimember LLC	The partnership
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11.A broker or registered nominee	The broker or nominee
		12.Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)
You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your Social Security number or taxpayer identification number (if you have one), but the IRS encourages you to use your Social Security number.

(4)
List first and circle the name of the trust, estate, or pension trust.  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

VOLUNTARY CORPORATE ACTION COY: KEF

GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number. If you don't have a TIN or you don't know your number, obtain Social Security Administration Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt.  A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on IRS Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.
(2)	An organization exempt from tax under section 501(a), any individual retirement plan (“IRA”), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(3)	The United States or any of its agencies or instrumentalities.
(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.
(6)       An international organization or any of its agencies or instrumentalities.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9)       A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)     A common trust fund operated by a bank under section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or custodian.
(15)     A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

VOLUNTARY CORPORATE ACTION COY: KEF

•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return.  The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States, the District of Columbia, and U.S. possessions to carry out their tax laws.  You must provide your TIN whether or not you are required to file a tax return. The IRS may also disclose this information to other countries under a tax treaty, to federal and State agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties.

1.
Penalty for Failure to Furnish TIN. -- If you fail to furnish your TIN to a payer, you are subject to a penalty or $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.
Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3.	Criminal Penalty for Falsifying Information. – Willfully falsifying certifications or affirmations may be subject to criminal penalties including fines and/or imprisonment.

4.	Misuse of TINs.-- If the requester discloses or uses TINs in violation of Federal Law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
ADVISOR OR THE INTERNAL REVENUE SERVICE.

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INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER

1.                 Guarantee Of Signatures.  Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an "eligible guarantor institution", as such term is defined below. No signature guarantee is required if either:

•
this letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder; or

•
the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an “eligible guarantor institution.”

In all other cases, including if you have completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See instruction 5.

2.                 Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  For your shares to be properly tendered, either (1) or (2) below must happen:

(1)   The depositary must receive all of the following at its address above in this letter of transmittal before or on the date our offer expires:

•	either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this instruction, and

•
either (a) properly completed and executed letter of transmittal, including any required signature guarantees, or (b) an “agent’s message” of the type described in this instruction 2 in the case of a book-entry transfer, and

•    any other documents required by this letter of transmittal.

(2)  You must comply with the guaranteed delivery procedure set forth below.

Book-Entry Delivery.  Any institution that is a participant in the book-entry transfer facility’s system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary’s account in accordance with the book-entry transfer facility’s procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

Agent’s Message.  The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this letter of transmittal and that we may enforce the agreement against them.

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Guaranteed Delivery.  If you wish to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

•    the tender is made by or through an eligible guarantor institution;

•
the depositary receives by mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

•	all of the following are received by the depositary within three New York Stock Exchange trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

-	either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this instruction 2;

-
either (a) a properly completed and executed letter of transmittal, including any required signature guarantees, or (b) an “agent’s message” of the type described in this instruction 2 in the case of a book-entry transfer; and

-	any other documents required by this letter of transmittal.

The method of delivering all documents, including share certificates, this letter of transmittal and any other required documents, is at your election and risk. If delivery is by mail, we recommend you use registered mail with return receipt requested, properly insured.  In all cases, sufficient time should be allowed to ensure timely delivery.

3.                 Inadequate Space.  If the space provided in the box entitled “Description of Shares Tendered” above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

4.                 Partial Tenders and Unpurchased Shares.  (This paragraph does not apply to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

If any tendered shares are not purchased or are properly withdrawn, or if fewer than all shares evidenced by a shareholder’s certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, we will not charge the shareholder for costs we incur returning or crediting the shares to the shareholder.

5.                 Signatures on Letter of Transmittal; Stock Powers and Endorsements; Exact Signature.  If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must

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correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

Joint Holders.  If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

Different Names on Certificates.  If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

Endorsements.  When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

Signatures of Fiduciaries.  If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

6.                 Stock Transfer Taxes.  Except as provided in this instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal.  We will pay any stock transfer taxes payable on the transfer to us of shares purchased pursuant to our offer.  If, however,

•    payment of the purchase price is to be made to any person other than the registered holder(s);

•	shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

•	certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

7.                 Special Payment and Delivery Instructions.  If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal or to the signer at a different address, the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in instruction 1.

8. Irregularities.  All questions as to the number of shares to be accepted and the validity (including time of receipt), form, eligibility and acceptance for payment of any tender of shares will be determined by us in our sole discretion. Our determination will be final and binding on all parties. We reserve the absolute right to reject any or all tenders of any shares that we determine are not in proper form or the acceptance of or payment for which we determine may be unlawful. We also reserve the absolute

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right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder.  No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder or waived by us.  None of the fund, the depositary, the information agent, or any other person will be under any duty to give notification of any defects or irregularities in any tender, or incur any liability for failure to give any such notification.  Our interpretation of the terms of and conditions to the offer, including the letter of transmittal and the these instructions, will be final and binding.  By tendering shares to us, you agree to accept all decisions we make concerning these matters and waive any right you might otherwise have to challenge those decisions.

9.   Questions and Requests for Assistance and Additional Copies.  Questions and requests for additional copies of the offer to purchase, this letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth the back page of the offer to purchase and set forth below.

10. U.S. Federal Income Tax Backup Withholding.  U.S. federal income tax laws generally require that a tendering shareholder provide the depositary with such shareholder’s correct TIN, which, in the case of a shareholder who is an individual, is his or her social security number. If the tendering shareholder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the depositary is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering shareholder may be subject to a $50 penalty imposed by the IRS.  In addition, failure to provide the depositary with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering shareholder or other payee pursuant to the offer at a current rate of 28%.  If withholding results in an overpayment of taxes, the tendering shareholder may be able to obtain a refund from the IRS.

Exempt shareholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed W-9 Guidelines for additional instructions.

To prevent backup withholding, each tendering shareholder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying, under penalties of perjury, that such shareholder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding, or (ii) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding. If the shares are in more than one name or are not in the name of the actual owner, such shareholder should consult the W-9 Guidelines for information on which TIN to report. If such shareholder does not have a TIN, such shareholder should consult the W-9 Guidelines for instructions on applying for a TIN, and should write “Applied For” in the space reserved for the TIN, as shown on Substitute Form W-9. Note: Writing “Applied For” on the Substitute Form W-9 means that such shareholder has already applied for a TIN or that such shareholder intends to apply for one in the near future.

A tendering shareholder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the depositary at one of the addresses on the face of this letter of transmittal.

FAILURE TO COMPLETE SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

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11  U.S. Federal Income Tax Withholding on Non-U.S. Shareholders.  The depositary will generally withhold U.S. federal income taxes equal to 30% of the gross proceeds payable to a Non-U.S. Shareholder (as defined below), unless (i) an exemption from, or a reduced rate of, withholding tax is available under a tax treaty or such gross proceeds are effectively connected with the conduct of a trade or business of the Non-U.S. Shareholder within the United States and (ii) the Non-U.S. Shareholder so certifies on the appropriate IRS Form W-8 as described below.  In order to obtain a reduced rate of withholding under a tax treaty, a Non-U.S. Shareholder must deliver to the depositary a properly completed and executed IRS Form W-8BEN.  In order to obtain an exemption from withholding on the grounds that the gross proceeds paid under the offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Shareholder must deliver to the depositary a properly completed and executed IRS Form W-8ECI.  If tax is withheld, a Non-U.S. Shareholder may be eligible to obtain a refund of all or a portion of such tax withheld if such Non-U.S. Shareholder satisfies one of the Section 302 tests described in the offer to purchase or is otherwise able to establish that no withholding or a reduced amount of withholding is due.  Backup withholding (as described in Instruction 11) will generally not apply to amounts subject to the 30% or treaty-reduced rate of U.S. federal income tax withholding.  Non-U.S. Shareholders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

As used herein, a “Non-U.S. Shareholder” means a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes), created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes), created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iv) an estate the income of which is subject to U.S. federal income taxation regardless of the source of the income, or (v) a trust if it (x) is subject to the supervision of a court within the U.S. and one or more U.S. persons has the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

12. Lost, Stolen, Destroyed or Mutilated Certificates.  If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Trust Company, N.A., the transfer agent for our shares, at (781) 575-2879 for international calls and (800) 426-5523 (toll free) for domestic calls, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Computershare Trust Company, N.A. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

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IMPORTANT.  This letter of transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the depositary on or before December 17, 2010, or such later date to which the offer is extended, and either certificates for tendered shares must be received by the depositary or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration of the offer, or the tendering shareholder must comply with the procedures for guaranteed delivery.

The letter of transmittal, certificates for shares and any other required documents should be sent or delivered by each fund shareholder or the shareholder’s broker, dealer, commercial bank, trust company or nominee to the depositary as follows

The Depositary for the Tender Offer is:

By First Class Mail:	By Facsimile Transmission:	By Registered, Certified or Express Mail, or Overnight Courier:

Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institutions Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

Delivery of the letter of transmittal to an address other than as set forth above will not constitute a valid delivery to the depositary.

Any questions, requests for assistance or requests for additional copies of this offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number or address set forth below.  You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the offer.  To confirm delivery of shares, shareholders are directed to contact the depositary.

The Information Agent for the Tender Offer is:

199 Water Street, 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

All Others Call: (800) 868-1390

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